                                                                     EXHIBIT 24

                                POWER OF ATTORNEY
                     (Acquisition of Citi-Bancshares, Inc.)

      The undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation") hereby appoint Ralph K. Frasier, Zuheir Sofia, and Gerald R. Williams as his attorneys, and any of them, with power to act without the others, as his attorney, to sign, in his name and on his behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 7,826,000 authorized and unissued shares of the Common Stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the Common Stock of the Corporation generally), in connection with the proposed merger of Citi-Bancshares, Inc. into Huntington Bancshares Florida, Inc., a wholly owned subsidiary of the Corporation, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents as of the Eleventh day of December, 1996.



SIGNATURE:                     TITLE:


  /s/ Frank Wobst              Chairman, Chief Executive Officer and Director
--------------------------     (principal executive officer)
Frank Wobst


  /s/ W. Lee Hoskins           Vice Chairman and Director
--------------------------
W. Lee Hoskins



  /s/ Zuheir Sofia             President, Chief Operating Officer, Treasurer,
--------------------------     and Director
Zuheir Sofia


  /s/ Gerald R. Williams       Executive Vice President and Chief Financial
--------------------------     Officer (principal financial officer)
Gerald R. Williams

SIGNATURE:                     TITLE:


  /s/ John D. Van Fleet        Senior Vice President and Corporate Controller
--------------------------     (principal accounting officer)
 John D. Van Fleet


  /s/ Don M. Casto III         Director
--------------------------
Don M. Casto III


  /s/ Don Conrad               Director
--------------------------
Don Conrad


                               Director
--------------------------
John B. Gerlach


  /s/ Patricia T. Hayot        Director
--------------------------
Patricia T. Hayot


  /s/ Wm. J. Lhota             Director
--------------------------
Wm. J. Lhota


                               Director
--------------------------
George A. Skestos


  /s/ Lewis R. Smoot, Sr.      Director
--------------------------
Lewis R. Smoot, Sr.


  /s/ Timothy P. Smucker       Director
--------------------------
Timothy P. Smucker


  /s/ William J. Williams      Director
--------------------------
William J. Williams